UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 17, 2006

                       HUNGARIAN TELEPHONE AND CABLE CORP.
               (Exact Name of Registrant as Specified in Charter)


               Delaware                  1-11484             13-3652685
     (State or Other Jurisdiction      (Commission          (IRS Employer
           of Incorporation)          File Number)       Identification No.)

                         1201 Third Avenue, Suite #3400
                         Seattle, Washington 98101-3034
                    (Address of Principal Executive Offices)

                                 (206) 654-0204
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Principal Officers; Election of
                  ---------------------------------------------------------
Directors; Appointment of Principal Officers; Compensatory Arrangements of
--------------------------------------------------------------------------
Certain Officers
----------------

(b) Resignation of Director


 On November 17, 2006 Peter Thomsen, a director of the Registrant, submitted his resignation as a director of the Registrant, which resignation will take effect on December 6, 2006

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   HUNGARIAN TELEPHONE AND CABLE CORP.



Date: November 22, 2006            By:    /s/ Peter T. Noone
                                          --------------------------------------
                                          Peter T. Noone
                                          General Counsel

                                       3